Exhibit 10.39

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

CDN SERVICE FRAMEWORK AGREEMENT

Contract No.: T-044-COM-20090317-01

Party A: Shenzhen Tencent Computer Systems Co., Ltd.

Address:  Floors 5 to 10, Fiyta Plaza, South District, Shenzhen Technology Park

Legal Representative: Ma Huateng

Contact Person: Liu Jianjuan

Telephone: 0755-86013388-5693    Fax: 0755-86013021

Party B: Beijing Blue I.T. Technologies Co., Ltd.

Address:  Floor 6, Galaxy Plaza, No.10 Jiuxianqiao Middle Road, Chaoyang District, Beijing

Legal Representative: Kou Xiaohong

Contact Person: Chen Zhizhen

Telephone: (86755) 88251702    Fax: (86755) 88251701

Party A and Party B have reached the following agreements through negotiation with respect to the provision of CDN services by Party B to Party A, and intend to be bound by said agreements:

1.     Definitions

1.1.       CDN Services: means “Content Delivery Network” services, by which Party B publishes the contents of client’s website to the “edges” of the Internet which is closest to users through its service system that is set up by various ISP (Internet Service Provider) and IDC (Internet Data Center), so as for users of client’s website to obtain necessary contents nearby, to resolve the problem of Internet congestion, and to transmit website contents rapidly and steadily to users of client’s website.

1.2.       Published Contents: means the contents owned by Party A which become the object of the CDN Services.

2.     Content of Services

2.1.       Party A hereby entrusts Party B with the CDN services for its picture, download and stream media services, and the CDN service area is: within the People’s Republic of China.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2.2.       Categorization of the CDN Services: picture, download, and stream media; No differentiation will be made among different business of different internal departments of Tencent.

3.     Term of Services

3.1.       This agreement is effective for one year, from April 1, 2009 to March 31, 2010.

4.     Fees and Payment

4.1.       The fees involved in this agreement shall be in RMB.  Party A is entitled to modify the following fee calculation method upon changes of business development and technologies, but shall notify Party B for negotiation one month in advance.

4.2.       CDN Bandwidth Unit Price

The step unit prices for bandwidth expenses are as follows:

Rich media flow level (G)	<20	>=20 & <30	>=30 & <40	>40

Rich media unit price (RMB/G/month)	***	***	***	***

Imagecache flow level (G)	<30	>=30 & <40	>=40 & <60	>60

Imagecache unit price (RMB/G/month)	***	***	***	***

Download flow level	<40	>=40 & <60	>=60 & <80	>80

Download unit price (RMB/G/month)	***	***	***	***

Rich media storage service fees	Unit price: *** yuan/TBytes/month; total fees shall be the product of Party A’s actually used storage multiplied by the unit price.

4.3.       Billing and Settlement

4.3.1.     Bandwidth Collection:

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4.3.1.1.       Collection Method: bandwidth shall be collected from the server net card or switchboard port, or be calculated based on the logs, each subject to negotiations of the parties .  The parties will negotiate to determine based on the nature of business.

4.3.1.2.       Collection Period: bandwidth shall be collected every five minutes.  If the design of Party B’s webmaster system is to collect every one minute, the average value during every 5 minutes shall be the final collected amount for said period.  If the design of Party B’s webmaster system uses other method of collection, the parties shall agree otherwise on the period for collection.  If Party B changes the collection method without written consent of the purchase center, it shall be subject to the penalties set forth in Section 7.5 of this agreement.

4.3.2.     Calculation of Total Bandwidth: Party A’s business is divided into 3 categories: picture, download and stream media; bandwidth for the same category of business under different domain names and directories shall be calculated accumulatively.  For example, if there are several domain names under Party A’s download business, each domain name has several directories, and each directory has several files, the bandwidth resulting from Party A’s users downloading such files shall be accumulated after being collected with the above methods so as to generate the aggregate bandwidth for the download business.  The calculation for picture and stream media business shall be the same.

4.3.3.     Calculation of Settlement Bandwidth:

4.3.3.1.       Using the above rules, the total bandwidth shall be calculated every 5 minutes in 24 hours per day, and thus there will be 24*60/5=288 bandwidth values, the highest of which shall be the bandwidth peak value of the day; the average of the peak values of each day during a month shall be the settlement bandwidth of the month for the business.

4.3.3.2.       For download and stream media business, the parties shall agree to a ceiling of the daily peak value, and Party B shall adopt rate-limiting measures to prevent the flow from exceeding the ceiling; whenever the daily bandwidth peak value exceeds the ceiling, the agreed ceiling shall be the settlement bandwidth of said day.  The determination and change of the bandwidth ceiling by Party A shall be notified to Party B.

4.3.3.3.       The source bandwidth for stream media business from April 1, 2009 to May 31, 2009 shall be counted into the settlement bandwidth and be borne by Party A; since June 1, 2009, such part shall no longer be counted into the settlement bandwidth and shall be borne by Party B.

4.3.4.     Party B undertakes to collect and provide Party A with settlement data completely in accordance with the parties’ agreement (including this agreement and its supplementary agreements), and to be responsible for the correctness and completeness of such data.  During the implementation of this agreement, Party A will, from time to time, examine the actually occurred amount of the settlement bandwidth, and Party B shall cooperate and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

provide necessary data or materials.  If after examination, Party B is found to have over charges, it shall refund the overcharged amount.

4.3.5.     Payment Method: payment by month, Party A shall pay Party B the payment for the previous month before the 15th day of every month, and Party B shall send to Party A the flow statement, statement of account and payment advice for the previous month for its confirmation before the 3rd day of every month, which date may be extended upon holidays (for example, Party B shall send to Party A the flow statement, statement of account and payment advice for March for its confirmation before April 3; if there’s no problem after review, Party A shall pay Party B the payment for March before May 15). Party B shall provide to Party A sufficient and valid invoices before payment.

5.     Special Provisions

Party A authorizes its purchase center as the exclusive connector for relevant business in the performance of this agreement (including fees settlement, making orders, exceptions connector etc.). Any actions, undertakings or operation by other departments or personnel of Party A without Party A’s express written authorization shall not bind upon Party A.

The contact person for Tencent purchase center is as follows, and any adjustment thereof is subject to Tecent’s written notification:

Contact Person: Liu Jianjuan              Email: elimyliu@tencent.com

Telephone: 0755-86013388-5693       Fax: 0755-86013021

6.     Rights and Obligations of the Parties

6.1.       Party A’s Rights and Obligations

6.1.1.     If Party A wants to change configurations relevant to CDN, it shall notify Party B in advance to ensure that the CDN services will not be cut off by accident.

6.1.2.     Party A shall communicate with Party B regarding any changes to its servers, and Party B will assist Party A to prevent accidental cut-off of CDN services due to poor configurations.

6.1.3.     Party A shall promptly make payment to Party B under this agreement.

6.2.       Party B’s Rights and Obligations

6.2.1.     Party B shall provide the CDN Services to Party A, make configurations and online tests for Party A, and report to Party A about the functions that the configurations can achieve.

6.2.2.     Party B shall make daily maintenance and supervision to the CDN nodes to ensure that Party A’s servers will receive normal CDN services.

6.2.3.     Party B shall provide 24*7 technical services for Party A.  Technical services mean daily maintenance, supervision of CDN nodes and prompt trouble shooting.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.4.     During the period in which Party B provides CDN Services to Party A, Party B shall not be responsible for any cut-off of CDN Services due to any breakdown of Party A’s servers.

6.2.5.     Party B shall not be responsible for any temporary cut-off of CDN Services due to any tests of CDN nodes required by Party A, unless Party B is at fault.

6.2.6.     Party B shall not be responsible for any cut-off of CDN Services due to tests with unreasonable configurations required by Party A, unless Party B is at fault.

6.2.7.     Party B shall issue a written notification to Party A for its signature and confirmation on the date when the CDN Services is first provided.  If there is any objection, Party A shall submit such objection to Party B in writing within two business days after signing and confirming the aforementioned notification.

6.2.8.     Party B may charge relevant fees in accordance with this agreement.

7.     Termination of the Agreement and Liability of Breach

7.1.       If any party does not perform its obligations in accordance with this agreement, the other party may terminate this agreement unconditionally, provided that such party shall notify the breaching party in writing 5 business days in advance.  The non-breaching party is entitled to hold the breaching party liable for such breach, and all consequences resulting therefrom shall be borne by the breaching party.

7.2.       If Party A delays to pay any fees under this agreement, Party B is entitled to charge liquidated damages of 0.05% per day, the highest of which shall not exceed 5% of the delayed payment.  If Party B fails to provide CDN Services on the date agreed upon, Party A is entitled to charge liquidated damages of 0.05% per day.

7.3.       If this agreement is terminated due to any party’s failure to perform its obligations under the agreement, the breaching party agrees to compensate all losses resulting therefrom to the non-breaching party.

7.4.       Party A is entitled to change part of the CDN acceleration services under this agreement within its effective term, provided that it shall issue a written notice to Party B one month in advance.

7.5.       If Party A is overcharged due to Party B’s change of fee calculation methods, Party B shall be subject to a penalty of twice of the overcharged part of the fees. Meanwhile, during the period when Party A is conducting the review and examination of fees calculation, Party A is entitled to suspend all fee payments.

8.     Disclaimer Clause

8.1.       If Party B needs to suspend CDN Services temporarily when conducting configurations and maintenance of CDN nodes equipment, it shall negotiate with Party A three business days in advance and obtain Party A’s consent, which suspension Party A recognizes as normal situation and for which Party B shall not be liable; for any cut-off of CDN Services due to breakdown of Party A’s servers, tests of CDN equipment required by Party A, or tests with unreasonable configurations required by Party A, Party A recognizes them as normal situations and for which

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Party B shall not be liable; considering the special nature of computer and Internet, for events caused by hackers, viruses, technical adjustment by telecommunication authorities, Party A also recognizes that Party B shall not be liable; when Party B refers to this Clause 8, it has the obligation to actively prevent and eliminate the occurrence of any adverse effect, and whenever such effect has occurred, to ensure to reduce Party A’s losses to the minimum. Party B shall not refer to this Clause 8 for any circumstance not provided hereabove.

8.2.       This Clause 8 survives the termination of this agreement.

9.     Dispute Resolution

9.1.      The Parties shall resolve any disputes resulting from the performance of or relating to this agreement through friendly negotiation.

9.2.       If negotiation fails, the Parties agree to bring litigation at the court located at the address of Party A.

10.  Force Majeure

10.1.     If any party encounter force majeure and cannot perform or delay to perform this agreement in whole or in part, such party shall inform the other party of the situation in writing within 5 days after the occurrence of the force majeure event, and shall provide the other party with evidence that such event causes the non-performance or delay in performance in whole or in part within 20 days after the occurrence of such event.

11.  Confidentiality

11.1.     Within the term of this agreement and after its termination, each party shall bear confidentiality obligation with respect to the contents of this agreement, and the other party’s trade secrets or other technology and operation information obtained by any means during the performance of this agreement, and shall not disclose or reveal to any other third parties, unless the current PRC laws and regulations provide otherwise or the other party consents in writing.

12.  Notices

12.1.     Party A’s mailing address and contact information: Floors 5 to 10, Fiyta Plaza, South District, Shenzhen Technology Park

Party A’s authorized contact person: Liu Jianjuan    Email: elimyliu@tencent.com

Telephone: 0755-86013388-5693    Fax: 0755-86013021

12.2.     Party B’s mailing address and contact information:

Party B’s authorized contact person: Chen Zhizhen    Email: zhizhen.chen@chinacache.com

Telephone: 0755-88251702    Fax: 0755-88251701

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

12.3.     Any notices or communication required or permitted by any party for the performance of this agreement and addressed to the mailing address and contact information determined as required or permitted by this agreement shall be deemed duly given upon actual receipt by the informed party, no matter by what means such notices or communication are transmitted.

12.4.     The “actually receipt” in the above paragraph means the notices or communications arriving at the legal address or domicile of the informed party, or the mailing address specified by the informed party.

12.5.     If any party changes its mailing address or contact information, it shall notify the other party such updated mailing address and contact information in writing on the date of such changes, otherwise the changing party shall bear all consequences resulting therefrom.

13.  Interpretation of the Agreement, Applicable Laws, Conditions to Effectiveness and Others

13.1.     The execution, implementation, interpretation, performance and dispute resolution of this agreement are governed by the laws and regulations of the People’s Republic of China, the rules of the telecommunication authorities and the industry standards of the computer industry.

13.2.     This agreement is executed in two copies, each party holding one copy, both of which are with the same legal effect.  This agreement is executed by the authorized representatives of the parties in Shenzhen on [   ], 2009, and is effective upon being signed and stamped by both parties.

(The body of the agreement ends here.)

Party A: Shenzhen Tencent Computer Systems Co., Ltd.	Party B: Beijing Blue I.T. Technologies Co., Ltd.

Signature by authorized representative:	Signature by authorized representative:

/seal/	/seal/

/s/ Liu Jianyuan	/s/

Date: March 30, 2009	Date:

Bank name:	Bank name:

Account name:	Account name:

Account No.:	Account No.:

Address: Floors 5 to 10, Fiyta Plaza, South District, Shenzhen Technology Park	Address: Floor 6, Galaxy Plaza, No.10 Jiuxianqiao Middle Road, Chaoyang District, Beijing

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Telephone: 86013388	Telephone: (8601) 64373399

Fax: 86013023	Fax: (8601) 64374251

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.